Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

13. Employee Benefit Plans

In the United Kingdom, the Company makes contributions to private defined benefit pension schemes on behalf of its employees. The Company paid $0.2 million, $0.2 million and $0.1 million in contributions in the years ended December 31, 2017, 2016 and 2015, respectively.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company does not currently match employee contributions and accordingly, no matching contributions were recorded for the years ended December 31, 2017, 2016 and 2015.